UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed by ADTRAN Holdings, Inc. (the “Company”) in its Current Report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on April 16, 2025 (the “Form 8-K”), the Company’s majority-owned subsidiary, Adtran Networks SE (“Networks”), published an ad hoc notification in Germany on April 15, 2025 (the “Ad Hoc Notification”). The Ad Hoc Notification disclosed that, in the course of finalizing Networks’ statutory financial statements for its fiscal year ended December 31, 2024, Networks identified an adjustment to inventory resulting in an increase to costs of goods sold, which resulted in a €5.7 million increase in the amount of Networks’ 2024 loss from that which was previously published in Networks’ preliminary financial results on February 27, 2025. The Form 8-K disclosed that the Company was in the process of assessing the impact of the adjustment to Networks’ 2024 financial results (the “Adjustment”) on the Company’s historical consolidated financial statements.

Subsequently, as disclosed in the Company’s preliminary earnings release dated May 7, 2025 (the “Preliminary Earnings Release”), the Company determined that the Adjustment to Networks’ 2024 financial results caused the Company’s financial statements for the year ended December 31, 2024 and the interim fiscal periods therein, and the year ended December 31, 2023, to be adjusted, as described in the Preliminary Earnings Release, which was attached as an exhibit to a Current Report on Form 8-K furnished by the Company to the SEC on May 8, 2025.

On May 13, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded, after considering the recommendations of management, that the Company’s (i) audited consolidated financial statements as of and for the years ended December 31, 2024 (“Fiscal 2024”) and December 31, 2023 (“Fiscal 2023”) included in the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025 (the “2024 Form 10-K”), and (ii) unaudited condensed financial statements as of and for the interim periods ended March 31, 2024, June 30, 2024 and September 30, 2024 (the “2024 Interim Periods”) included in the Company’s Quarterly Reports filed with the SEC on May 10, 2024, August 9, 2024, and November 12, 2024, respectively (such 2024 Interim Periods, collectively with Fiscal 2024 and Fiscal 2023, the “Non-Reliance Periods”), as well as the relevant portions of any communication which describe or are based on such financial statements, should no longer be relied upon. The Company plans to restate, as soon as practicable, the financial statements for the Non-Reliance Periods (collectively, the “Restatements”).

We do not expect the Restatements to set forth material changes to the financial information presented in the Preliminary Earnings Release.

The Company’s management is evaluating the impact of this matter on its internal control over financial reporting as of December 31, 2024 and has identified at least one additional material weakness. Management had previously determined that its disclosure controls and procedures were not effective as of September 30, 2022 and all subsequent periods due to material weaknesses that were previously disclosed, which continues to be the case.

In connection with the Adjustment, the Audit Committee has overseen an internal investigation into the circumstances surrounding the Adjustment and its impact on the Company’s historical financial statements. Based on the findings of the investigation, which is substantially complete, it has been determined that the underlying error giving rise to the Adjustment was not properly addressed in the Company’s financial statements for Fiscal 2024 (the “2024 Financial Statements”) and was not communicated to the Audit Committee or the independent auditors prior to the filing of the 2024 Form 10-K.

As a result of the Restatements and the evaluation and identification of at least one additional material weaknesses, the Audit Committee also concluded that the opinions of the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023, as well as the interim reviews for each of 2024 Interim Periods, should no longer be relied upon.

To complete the restatements, the Company will file a Notification of Late Filing on Form 12b-25 with the SEC in order to obtain an additional five calendar days to file the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, which is expected to be filed on or before May 19, 2025.

The Company’s management and Audit Committee have discussed with PwC the matters disclosed in this Item 4.02.

Item 8.01 Other Events.

Postponement of the 2025 Annual Meeting

In connection with the Restatement of the 2024 Financial Statements and the financial statements for Fiscal 2023, which were included in the Company’s annual report to stockholders that was made available to the Company’s stockholders and filed with the SEC on Form ARS on March 31, 2025 (the “Form ARS”) pursuant to Rule 14a-3(c) under the Securities Exchange Act of 1934, the Company has ceased soliciting proxies for, and is postponing, its 2025 annual meeting of stockholders (the “Annual Meeting”), which was originally scheduled to be held on May 14, 2025. Once the Company completes the Restatements and has filed an amended 2024 Form 10-K with the SEC containing audited restated financial statements, the Company will publicly announce the new date and time for the Annual Meeting. In addition, following the Restatements, the Company intends to file with the SEC an amended Form ARS and an amendment to its definitive proxy statement for the Annual Meeting to reflect, among other things, the rescheduled meeting date and the new record date for the Annual Meeting. The Company will mail a new notice of the Annual Meeting and proxy card to all stockholders entitled to vote as of the new record date for the Annual Meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the Company’s evaluation and identification of at least one additional material weakness(es) in internal control over financial reporting and the Company’s disclosure controls and procedures on its financial statements and other public disclosures, the timing for completing the Restatements, the timing for holding the Annual Meeting and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of (i) the impact of the Company’s evaluation and identification of additional material weaknesses, (ii) the possibility of the Restatements reflecting material changes to the financial information presented in the Preliminary Earnings Release, (iii) the timing of the completion of the Restatements, (iv) the preparation, filing and distribution of materials in connection with the rescheduled Annual Meeting, and (v) such other certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	May 13, 2025	By:	/s/ Timothy Santo
Timothy Santo Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)